                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-KSB
                                 Current Report



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                         Date of Report: March 25, 1998



                          All American Food Group, Inc.
              Exact name of registrant as specified in its charter



                 New Jersey                           22-3259558
      State of other jurisdiction of               I.R.S. Employer
      incorporation or organization                     ID No.


              104 New Era Drive, South Plainfield, New Jersey 07080
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (908) 757-3022

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Item 5.           OTHER EVENTS

         On February 24, 1998 the holder of $1,120,000 6% Convertible Debentures of the Registrant converted $500,000 principal amount of such Debentures into 5,000 shares of Class F Convertible Preferred Stock of the Registrant and converted $300,000 principal amount of such Debentures into 220,690 shares of the Registrant's Common Stock (after giving effect to the Registrant's subsequent 10-for-1 reverse stock split). Consequently, the Registrant reduced the principal amount of the outstanding 6% Convertible Debentures by $800,000 to $320,000.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS

         (b)   Pro Forma Financial Information

                  o   Proforma Balance Sheet at January 31, 1998.


                ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED PRO FORMA BALANCE SHEET

                                                                                 (Unaudited)                       Pro Forma
                                                                                 January 31,                       Balance Sheet
                                                                                ------------        Pro Forma      -------------
                                                                                    1998           Adjustments        1/31/98
                                                                                ------------      ------------     -------------
                                    ASSETS
Current Assets:
   Cash                                                                         $     73,801                       $     73,801
   Accounts receivable, net of allowances for possible losses of $12,000
                                                                                     361,509                            361,509
   Notes receivable, current portion                                                  13,505                             13,505
   Notes receivable - officer                                                        127,000                            127,000
   Inventories                                                                       128,561                            128,561
   Prepaid expenses                                                                  849,966                            849,966
                                                                                ------------      ------------     ------------
   Total Current Assets                                                            1,554,342                          1,554,342
                                                                                                                   ============

Property, Plant and Equipment, at cost less accumulated depreciation
   and amortization of $389,313                                                    2,062,612                          2,062,612
Intangible Assets, net of accumulated amortization of $611,186                     1,471,476                          1,471,476
Security Deposits                                                                     90,028                             90,028
Notes receivable - long-term                                                          58,965                             58,965
                                                                                ------------      ------------     ------------


   Total Assets                                                                 $  5,237,423                       $  5,237,423
                                                                                ============      ============     ============


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
   Notes payable                                                                $     78,726                       $     78,726
   Accounts payable and accrued expenses                                           1,737,656                          1,737,656
   Capitalized lease obligations - current maturities                                 54,422                             54,422
   Loans from stockholders - current maturities                                        5,850                              5,850
   Current maturities of long-term debt                                              179,042                            179,042
   Deferred franchising revenue, current portion                                      32,105                             32,105
                                                                                ------------      ------------     ------------
      Total Current Liabilities                                                    2,087,801                          2,087,801

Capitalized Lease Obligations                                                         62,586                             62,586
Loans from stockholders                                                                  352                                352
Convertible debentures                                                             1,120,000           800,000          320,000
Long-term debt                                                                       171,090                            171,090
Deferred franchising revenue                                                          26,290                             26,290
                                                                                ------------      ------------     ------------
      Total Liabilities                                                            3,468,119           800,000        2,668,119
                                                                                ------------      ------------     ------------

Commitments and contingencies
Redeemable preferred stock, Series B, 60,000 shares issued and outstanding
    Redemption value of $300,000 at January 31, 1998                                 274,181                            274,181
                                                                                ------------      ------------     ------------


Stockholders' Equity (Deficit):
   Non-redeemable convertible preferred stock, no par value, Series A,
      190,000 shares authorized, 10,000 shares issued and outstanding,
      Series B, 180,000 shares authorized 60,000 shares issued and outstanding, Series C, 1,600,000 shares authorized,
   832,934 issued and outstanding, Series D, 300 shares authorized, 200 and
      0 shares issued and outstanding, respectively, Series E, 272 shares authorized, 272 and 0 shares issued and outstanding, Series F,
      0 + 5000 shares authorized and 5000 shares issued                              791,322           500,000        1,291,322
   and outstanding, respectively. Common stock, no par value, 20,000,000 shares authorized, 5,999,397 and 9,070,091 shares issued and outstanding respectively

                                                                                  12,011,924           300,000       12,311,924

   Accumulated deficit                                                           (11,308,123)                       (11,308,123)
                                                                                ------------      ------------     ------------
                                                                                   1,495,123           800,000        2,295,123
                                                                                ------------      ------------     ------------

   Total Liabilities and Stockholders' Equity (Deficit)                         $  5,237,423                          5,237,423
                                                                                ============      ============     ============
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                           ALL AMERICAN FOOD GROUP, INC.

                             By:     /s/ Andrew Thorburn
                                     Andrew Thorburn
                                     Chairman and Chief Executive Officer

Dated: March 25, 1998